Exhibit 77Q1(a)(2) to ACAAP 07.31.2013 NSAR

Articles of Amendment of American Century Asset Allocation Portfolios, Inc. dated May 3, 2013, filed as Exhibit a6 to Post-Effective Amendment No. 24 to the Registration Statement of the Registrant filed on Form N-1A on July 30, 2013, File No. 333-116351, and incorporated herein by reference.